SECURITIES AND EXCHANGE COMMISSION

                         Washington, D. C. 20549

                              FORM 8-K-A-1

                             CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                             August 24, 1996
                             Date of Report
                    (Date of Earliest Event Reported)


                   NET TELECOMMUNICATIONS, INCORPORATED
         (Exact Name of Registrant as Specified in its Charter)


     Nevada                33-2279-D            87-0297202
(State or other     (Commission File No.) (IRS Employer I.D. No.)
  Jurisdiction)


                   101 Convention Center Drive, #P125
                         Las Vegas, Nevada 89129
                  (Principal Executive Office Address)

                     Registrant's Telephone Number,
                  Including Area Code: (702) 734-1160

                     Registrant's Facsimile Number,
                   Including Area Code: (702) 734-3883



                                   N/A
      (Former Name or Former Address if Changed Since Last Report)

Item 1. Changes in Control of Registrant.

          None; not applicable.

Item 2. Acquisition or Disposition of Assets.

          (a) (i)   Sierra Internet, Inc. dba Tahoe On-Line.

                 No change; not applicable.

          (a)(ii)   Global Tours, Inc.

          Pursuant to a Rescission Agreement dated February 11, 1997, the Agreement and Plan of Merger (the "Global Plan") dated August 26, 1996, between Net Telecommunications, Incorporated, a Nevada corporation (the "Company"); Second Net Telecommunications Subsidiary, Incorporated, a Nevada corporation and recently formed wholly-owned subsidiary of the Company (the "Net Tel Subsidiary"); Global Tours, Inc., a Nevada corporation ("Global"); and all of the stockholders of Global (the "Global Stockholders"), was rescinded, by the cancellation of 483,871 shares issued pursuant to the Global Plan, and 16,129 shares were to remain outstanding of those issued pursuant to the Global Plan.

          A copy of the Rescission Agreement is attached hereto and incorporated herein by reference. See Item 7 of this Report.

          (b)(i)     No change; not applicable.

          (b)(ii)    No change; not applicable.

Item 3. Bankruptcy or Receivership.

          None; not applicable.

Item 4. Changes in Registrant's Certifying Accountant.

          None; not applicable.

Item 5. Other Events.

          None; not applicable.

Item 6. Resignations of Directors and Executive Officers.

          None; not applicable.

Item 7. Financial Statements and Exhibits.

          (a)  No change; not applicable.

          (b)  No change; not applicable.

          (c)  Exhibits.

             Rescission Agreement.

Item 8. Change in Fiscal Year.

          None; not applicable.





                              SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                         NET TELECOMMUNICATIONS,
                         INCORPORATED



Date:                      /s/ Michael W. Gorts
                        President

                       RESCISSION AGREEMENT


          THIS RESCISSION AGREEMENT (the "Agreement") is made and entered into this 11th day of February, 1997, by and between Net Telecommunications, Incorporated, a Nevada corporation ("Net Tel"); Global Tours, Inc., a Nevada corporation and wholly-owned subsidiary of Net Tel ("Global Tours"); and Chris Fanelli and Art Lurie, individuals who were the former sole stockholders of the predecessor of Global Tours ("respectively, "Fanelli" and "Lurie").


                             Recitals

          Pursuant to an Agreement and Plan of Reorganization (the "Plan") dated August 26, 1996 (which became effective on the filing of Articles of Merger with the Secretary of State of Nevada on September 3, 1996), between Net Tel, Global Tours (which was a newly formed wholly-owned subsidiary of Net Tel organized for the sole purpose of entering into the Plan), Global Tours, Inc., a Nevada corporation which was wholly-owned by Fanelli and Lurie ("Global Tours Predecessor"), and Fanelli and Lurie, Global Tours Predecessor merged with and into Global Tours, and Fanelli and Lurie exchanged all of their respective shares of Global Tours Predecessor, amounting to an aggregate total of 1,550 shares, with Net Tel, for an aggregate total of 500,000 "unregistered" and "restricted" shares of common stock of Net Tel.

          Following the completion of the Plan, the existence of Global
Tours Predecessor ceased; Global Tours became the survivor in the merger completed in accordance with the Plan and remained a wholly-owned subsidiary of Net Tel; Fanelli and Lurie became the respective owners of 483,871 and 16,129 shares of common stock of Net Tel; and directors and executive officers of Global Tours (with the exception of Michael W. Gorts, the President of Net Tel, who retained his position as a director) were replaced by the former directors and executive officers of Global Tours Predecessor.

          The parties agreed to amend the Plan to provide that Net Tel would loan Global Tours not less than $100,000 in financing within six months of the Plan's completion. The anticipated funding was to come from the limited offering of "unregistered" and "restricted" securities of Net Tel, and with the recent decrease in the trading price of shares of common stock of Net Tel and it relatively "thin" trading market, it is unlikely that such funding can be raised at this time.

          The parties believe that without the necessary funding to expand the business operations of Global Tours, that the benefits perceived by the parties at the time of the Plan's completion will not be realized by any of the parties.

          The parties have agreed to rescind the Plan.

                             Purpose

          The purpose of this Agreement is to rescind the Plan and to place all parties in substantially the same position the parties would have been had the Plan not been completed.


Terms of Rescission

          1.1 The Plan is hereby rescinded, effective as of the date of the last signature hereof, and, except as provided herein, no party shall have any claim, cause of action, right or other charge against any other party, and all disputes of any type or nature whatsoever which are in any way directly or indirectly related to the Plan are hereby compromised and settled without exception.

          1.2 Net Tel shall convey to Fanelli all of the outstanding securities of Global Tours, and Fanelli shall convey the 483,871
"unregistered" and "restricted" shares of common stock of Net Tel he received under the Plan to Net Tel for cancellation.

          1.3 Net Tel represents and warrants that it has not incurred any liabilities on behalf of Global Tours, and Net Tel shall indemnify and hold Global Tours and Fanelli harmless from and against any such liabilities which may arise and any and all liabilities of Net Tel; Global Tours and Fanelli represent and warrant that they have not incurred any liabilities on behalf of Net Tel, and Global Tours and Fanelli shall indemnify and hold Net Tel harmless from and against any such liabilities which may arise and any and all liabilities of Global Tours.

          1.4 Net Tel shall deliver any and all information it has obtained in connection with the Plan or the ownership of Global Tours since the Plan's completion to Global Tours and Fanelli, and shall not use any such information to the detriment of Global Tours and Fanelli.

          1.5 Global Tours and Fanelli shall deliver any and all information they have obtained in connection with the Plan or their service as directors and executive officers of Net Tel since the Plan's completion to Net Tel, and shall not use any such information to the detriment of Net Tel.

          1.6 Fanelli shall resign as a director or executive officer of Net Tel, and Michael W. Gorts shall resign as a director of Global Tours, such resignations to be effective on the effective date of this Agreement.

                          Miscellaneous

          1.1 Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation, or communication, whether oral or written, between the parties hereto relating to the transactions contemplated herein or the subject matter hereof.

          1.2 Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

          1.3 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada, except to the extent pre-empted by federal law, in which event (and to that extent only), federal law shall govern.

          1.4 Binding on Successors and Assigns. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns.

          1.5 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          1.6 Default. In the event of default hereunder, the defaulting party shall be liable to the non-defaulting party for all costs and reasonable attorney's fees incurred in the enforcement of any of the provisions hereof.



          IN WITNESS WHEREOF, the parties have executed this Agreement on the dates indicated opposite their respective signatures.


                         NET TELECOMMUNICATIONS, INCORPORATED

Dated   2/11/97.              By  /s/  Michael W. Gorts, President

                         GLOBAL TOURS, INC.

Dated  2/11/97.               By  /s/  Chris Fanelli, President

Dated  2/11/97.               /s/  Chris Fanelli

Dated  2/11/97.               /s/  Art Lurie